UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 30, 2024

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
3.375% Notes due 2027	IBM 27F	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
0.875% Notes due 2030	IBM 30A	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
3.625% Notes due 2031	IBM 31B	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.250% Notes due 2034	IBM 34	New York Stock Exchange
3.750% Notes due 2035	IBM 35	New York Stock Exchange
4.875% Notes due 2038	IBM 38	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
4.000% Notes due 2043	IBM 43	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
5.875% Debentures due 2032	IBM 32D	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	International Business Machines Corporation (IBM) held its Annual Meeting of Stockholders on April 30, 2024. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 11, 2024, the relevant portions of which are incorporated herein by reference.

(b)	Election of Directors for a Term of One Year:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
M.C. Brown	542,971,427	7,878,691	3,463,299	165,621,179
T. Buberl	536,108,047	14,319,692	3,885,678	165,621,179
D.N. Farr	532,188,815	18,329,393	3,795,209	165,621,179
A. Gorsky	542,777,797	7,731,322	3,804,298	165,621,179
M.J. Howard	544,196,265	6,719,352	3,397,800	165,621,179
A. Krishna	513,846,719	34,373,860	6,092,838	165,621,179
A.N. Liveris	433,649,408	116,186,070	4,477,939	165,621,179
F.W. McNabb III	543,002,496	7,545,854	3,765,067	165,621,179
M. Miebach	540,993,427	9,440,412	3,879,578	165,621,179
M.E. Pollack	537,341,479	13,470,243	3,501,695	165,621,179
P.R. Voser	532,406,428	18,008,989	3,898,000	165,621,179
F.H. Waddell	526,757,582	23,591,352	3,964,483	165,621,179
A.W. Zollar	520,108,521	30,430,174	3,774,722	165,621,179

Ratification of Appointment of Independent Registered Public Accounting Firm:

For	673,156,721	94.0%
Against	43,097,322	6.0%
Abstain	3,680,553

Management Proposal on Advisory Vote on Executive Compensation (Say on Pay):

For	505,017,498	92.2%
Against	42,956,786	7.8%
Abstain	6,339,133
Broker Non-Votes	165,621,179

Stockholder Proposal Requesting a Public Report on Lobbying Activities:

For	205,744,327	37.7%
Against	339,591,652	62.3%
Abstain	8,977,438
Broker Non-Votes	165,621,179

Stockholder Proposal Requesting a Public Report on Congruency in China Business Operations and ESG Activities:

For	30,503,524	5.6%
Against	510,744,179	94.4%
Abstain	13,065,714
Broker Non-Votes	165,621,179

Stockholder Proposal Requesting a Right to Act by Written Consent:

For	234,933,934	43.0%
Against	311,348,314	57.0%
Abstain	8,031,169
Broker Non-Votes	165,621,179

Stockholder Proposal Requesting a Public Report on Climate Lobbying:

For	173,018,418	31.8%
Against	371,271,580	68.2%
Abstain	10,023,419
Broker Non-Votes	165,621,179

Stockholder Proposal Requesting the Adoption of Greenhouse Gas Emissions Targets:

For	167,713,913	30.8%
Against	377,376,761	69.2%
Abstain	9,222,743
Broker Non-Votes	165,621,179

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 3, 2024

	By:	/s/ Jane P. Edwards
Jane P. Edwards
Vice President, Assistant General Counsel and Secretary

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